UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2020 (May 28, 2020)

MAJESCO

(Exact Name of Registrant as Specified in its Charter)

California	001-37466	77-0309142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412 Mount Kemble Ave, Suite 110C Morristown, NJ	07960
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 461-5200

N/A

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.002 par value	MJCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Majesco (the “Company”) is filing this Form 8-K/A to amend the financial statement schedules included in the Company’s earnings release previously filed with the Securities and Exchange Commission on Form 8-K on May 28, 2020. The amendments are to restate the March 31, 2019 financial statements data included in the financial statement schedules of the earnings release to reflect the previously disclosed purchase on May 15, 2019 by Majesco Software and Solutions India Pvt. Ltd., a subsidiary of Majesco, of Majesco Limited’s insurance software business in India. Under generally accepted accounting principles, the Company is required to restate its March 31, 2019 financials to reflect the insurance software business as if it had been owned effective April 1, 2018. References in the earnings release to net income per diluted share for fiscal 2019 in the earnings release are also updated to $0.18 per diluted share for fiscal 2019. In addition, because the Company’s independent auditors are still in the process of completing their audit procedures, references in the financial statement schedules of the earnings release to “audited” numbers were removed and replaced by references to “unaudited” numbers throughout the earnings release. A copy of the amended financial statement schedules is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The information set forth in this Report, including, without limitation, the financial statement schedules, is not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall they be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing. This Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this amended Report.

Exhibit No.

99.1	Amended financial statement schedules to press release dated May 28, 2020

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAJESCO
Date: June 5, 2020
	By:	/s/ Wayne Locke
Wayne Locke, Chief Financial Officer

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